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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   Alteon Inc.
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             (Exact name of registrant as specified in its charter)


              Delaware                                          13-3304550
(State of incorporation or organization)             (I.R.S. Employer Identification No.)

170 Williams Drive, Ramsey, New Jersey                             07446
(Address of principal executive offices)                         (Zip Code)

Securities to be registered pursuant to Section 12 (b) of the Act:



     Title of each class                       Name of each exchange on
     to be so registered                       which class is to be registered

Common Stock, $.01 par value                   American Stock Exchange
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



If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box X

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ___

Securities Act registration statement file number to which this form relates:
 (if applicable)


Securities to be registered pursuant to Section 12(g) of the Act:

None
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                                (Title of class)

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                                (Title of class)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The description of the Registrant's Common Stock contained in "Description of Capital Stock - Common Stock" in Amendment No. 2 to Registrant's Registration Statement on Form S-1 (Reg. No. 33-42574), filed October 11, 1999, is incorporated herein by reference.


ITEM 2.     EXHIBITS

      Omitted pursuant to instructions as to Exhibits.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 4, 2000                       Alteon Inc.


                                      By:  /s/ Kenneth I Moch
                                           ---------------------------------
                                           Kenneth I. Moch
                                           President and Chief Executive Officer